                                                                        Ex 10.23

               PASSENGER SCREENING AND AIRPORT SECURITY AGREEMENT
               --------------------------------------------------

         THIS AGREEMENT made and entered into this 1st day of January 1, 1982 by
                                                  ----        ---------------
and between U S Air, Inc., (hereinafter - referred to as "USAir"), a corporation organized and existing under the laws of the State of Delaware and having its Principal place of business at Washington National Airport, Washington, D. C. 20001, and International Total Services, Inc. (hereinafter referred to as
           ----------------------------------
CONTRACTOR), a corporation having its principal place of business at 125
                                                                     ---
Terminal Tower, Cleveland, Cleveland, Ohio 44113
------------------------------------------------

                               W I T N E S S E T H
                               -------------------

         USAir desires to have CONTRACTOR furnish USAir with certain uniformed security personnel (hereinafter referred to as "Security Personnel") for the purpose of screening persons and articles carried by persons passing through designated checkpoint(s) and/or Checkpoint Security Supervisor Services (as defined in Article VIII and tire exhibits attached hereto) at the airports enumerated on the Exhibits (hereinafter referred to singularly or collectively as Airport);

         WHEREAS, CONTRACTOR is fully qualified, registered and licensed to and agrees to perform for USAir in a good and workmanlike manner the SERVICES provided for herein at the AIRPORT, which are set forth in detail in Article VIII and the Exhibits attached hereto and made a part hereof, all subject to and in accordance with the terms and provisions hereof;

         NOW, THEREFORE, for and in consideration of the foregoing premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows.

ARTICLE I - SECURITY PERSONNEL
------------------------------

                  CONTRACTOR shall furnish USAir with Security Personnel (as directed by USAir's Customer Service Manager) to provide coverage for the services required by Article VIII and as may be more fully set forth in Exhibits A, B, C and D, attached hereto and made a part hereof, and with such special equipment as mutually agreed upon by CONTRACTOR and USAir's Customer Service Manager at the A_______________.

ARTICLE II - RATES
------------------

         CONTRACTOR shall bill USAir monthly according to the rates forth in Exhibits attached hereto and made a part hereof, for ____ services furnished under this Agreement. These rates shall be effective for one year. Any subsequent rate changes shall be effective for a period of twelve (12) months after the effective thereof and thereafter may be increased only once in any twelve (12) month period upon sixty (60) days advance written notice to USAir.

ARTICLE III - INVOICES
----------------------

         The CONTRACTOR will furnish USAir with completed daily time sheets and CONTRACTOR will invoice USAir at the end of each calendar month, but in no event more than thirty (30) days after the end of any calendar month for that respective month. Invoices will be mailed or delivered to such address as USAir may direct,

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and are payable within thirty (30) days address specified on the invoice.

ARTICLE IV - EMPLOYEES
----------------------

         The employees of CONTRACTOR engaged in performing SERVICES hereunder shall be considered employees of CONTRACTOR for all purposes and shall under no circumstances be deemed to be employees of USAir. USAir shall have no supervision or control over any such CONTRACTOR's employees and any complaint or requested change in procedure shall be transmitted by USAir to CONTRACTOR which shall in turn promptly give any necessary instructions to its own personnel.

         The CONTRACTOR is responsible for the direct supervision of its employees through its designated representative at each of the various designated USAir facilities to which this Agreement relates and such representatives shall in turn, report to and confer with the designated agents of USAir at each such location with respect to the services.

         CONTRACTOR agrees to assume full responsibility for any and all liability to its employees on account or injury, disability, and death resulting from, or sustained by said employees in the performance of the SERVICES contemplated herein.

         CONTRACTOR agrees that it will remove from service at USAir's request, as soon as a qualified replacement is available (which replacement is available (which shall not be later than twenty-four (24) hours) any security personnel who (in USAir's opinion) are not performing the work assigned in the manner required by this Agreement.

         CONTRACTOR agrees to accept full and exclusive liability for the payment of any and all taxes, contributions, and other payments for unemployment compensation and/or old age benefits, worker's compensation, employer's liability, insurance or annuities now or hereafter imposed upon employers by the Government of the United States or by individual states with respect to such employees, measured by the wages, salaries, compensation, or other remuneration paid to such employees, and CONTRACTOR shall make such payments and shall make and file any and all reports and returns and do all other things necessary to comply with the laws imposing such taxes, contributions, or other payments.

         All Security Personnel utilized by CONTRACTOR under this Agreement shall be competent to perform their assigned jobs, properly attired, shall be bonded and shall perform their duties in a safe, courteous and workmanlike manner. Any Security Personnel who are armed shall comply with any applicable training and/or licensing requirements.

         All security employees will be registered, licensed as required cleared by the local airport authority and all such employees shall wear identification cards, if any, issued by such airport authority.

ARTICLE V - INSURANCE
---------------------

         At all times during the term of this Agreement, CONTRACTOR shall carry and maintain in full force and effect the following:

         (a) Worker's Compensation Insurance as required by applicable law covering all Security Personnel engaged in the furnishing of

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services under this Agreement including Employer's Liability Coverage in the amount of not less than $100,000.

         (b) Comprehensive General liability Coverage for bodily injury and personal injury (which coverage shall include automobile, false arrest, detention or imprisonment, malicious prosecution, libel, slander, defamation of character, violation of right of privacy and hijacking) and property damage with a combined Single limit of Liability of not less than $5,00,000.

         CONTRACTOR shall furnish to USAir, upon the effective date of this Agreement, insurance underwriter's certificates evidencing that CONTRACTOR is in full compliance with all the above-described insurance requirements (including the insuring of CONTRACTOR's contractual liability under Article VI thereof), that USAir, its officers, agents and employees shall be named as additional insureds thereunder, that CONTRACTOR's insurance is primary and USAir's insurance is secondary, and that USAir shall be given thirty (30) days' prior written notice of CONTRACTOR's desire to cancel or materially alter the policies of insurance, or any parts thereof in a manner adverse to USAir, and that the insurers waive rights of subrogation against USAir, its officers, employees, and agents acknowledging CONTRACTOR's exclusive liabilities under this Agreement. CONTRACTOR agrees that each and every one of its employees, agents, or representatives shall be covered under a Blanket Fidelity Bond in an amount not less than $5,000,000.00.

ARTICLE VI - INDEMNITY
----------------------

         A. CONTRACTOR agrees and hereby undertakes to indemnify, defend and save harmless USAir, its officers, employees and agents

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from and against any and all liability, damages, claims, penalties, thefts, fines, losses, suits and actions of every nature and description (including, but not limited to, any and all costs and expenses related thereto) brought or alleged against USAir, its officers, employees and agents on account of allegations of or actual false arrest, searches, libel, slander, theft or injury to or death of any person or da-,age to or destruction of any property of any, party, directly or indirectly, arising out of, or in any way related to or resulting from the furnishing of services by CONTRACTOR pursuant to this Agreement, excepting, however, such liability, damages, claims, penalties, thefts, fines, losses, suits and actions (1) that are caused by the gross negligence or willful misconduct on the part of USAir, its officers, employees and agents, or (2) that occur subsequent to the completed preflight inspection procedure performed by CONTRACTOR under the terms and conditions of this Agreement and not caused by the negligent act or omission of CONTRACTOR, its officer, employees or agents. USAir agrees that it will give to CONTRACTOR prompt and timely notice of any claim made or suit instituted which in any way, directly or indirectly, contingently or otherwise, affects or might affect CONTRACTOR, and CONTRACTOR shall have the right to participate in the defense of the same to tire extent of its own interest.

         B. USAir agrees and hereby undertakes to indemnify, defend and save harmless CONTRACTOR, its officers, employees and agents from and against any and all liability, damages, claims, penalties, theft, fines, suits and actions of every nature and description (including, but not limited to, any and all costs and expenses related thereto) brought or alleged against CONTRACTOR, its officers, employees and agents on account of allegations of or actual false arrest, searches, libel, slander, theft or injury to or death of any person or damage to or destruction of any property that occurs subsequent to the completed preflight inspection procedures performed by the CONTRACTOR under the terms and conditions of this Agreement and caused solely by the negligent act or omission of USAir, its officers, employees and agents. CONTRACTOR agrees that it will give to USAir prompt and timely notice of any claim, made or suit instituted which in any way, directly, or indirectly, contingently or otherwise, affects or might affect USAir and USAir shall have the right to participate in the defense of the same to the extent of its own interest.

ARTICLE VII - STANDARDS OF SERVICES
-----------------------------------

         CONTRACTOR agrees to furnish USAir, the SERVICES contemplated hereunder on an impartial basis, and to require its employees to render such SERVICES in a courteous and efficient manner. The SERVICES Performed hereunder by CONTRACTOR shall be provided to the sole satisfaction of USAir. CONTRACTOR shall be responsible for the direct supervision of all Security Personnel designated representatives who will be available at reasonable times to consult with USAir's designated representative.

ARTICLE VIII - SERVICE
----------------------

         All Security Personnel supplied by and SERVICES performed by CONTRACTOR hereunder shall conform to the standards and requirements (including those assigned to the air carrier thereunder) as specified for passenger and baggage screening under

Part 121 of the Federal Aviation Administration Regulations and/or those specified for Checkpoint Security Supervisor services under Part 108 of the Federal Aviation Administration Regulation and as such regulations may be amended or revised from time to time.

         Such SERVICES are further defined in Exhibits A, B, C and D attached hereto and made a part hereof and as may be modified from time to time.

         CONTRACTOR will decline to process any articles susceptible to being checked as baggage in the aircraft baggage compartment, except in the case of passengers checking in late or at the request of USAir, or other extreme circumstances.

         CONTRACTOR shall not be responsible for malfunction of metal detector or other passenger or baggage screening devices provided by USAir, but will in cases where such equipment is unusable, manually search all articles and persons who pass through the security checkpoint.

         Upon mutual agreement of USAir and the CONTRACTOR, CONTRACTOR may perform additional security functions for pursuant to the terms of this Agreement.

ARTICLE IX - TERM
-----------------

         This contract shall take effect on January, 1, 1982 and shall continue thereafter until terminated in whole or in part by either party by giving thirty
(30) days' written notice to that effect to the other party, provided that such termination shall not affect any rights or obligation which shall have accrued to either party prior to the effective date of such termination. Notwithstanding the above provision, USAir shall have the absolute right to cancel this Agreement upon giving CONTRACTOR five (5) days' written notice to that effect should USAir determine that CONTRACTOR's SERVICES under this Agreement have become unsatisfactory.

ARTICLE X - SUSPENSION AND ABATEMENT
------------------------------------

         Notwithstanding anything to the contrary herein contained, it is expressly agreed that either party hereto shall be relieved of its obligations hereunder in the event and to the extent that performance hereof is delayed or prevented by any cause reasonably beyond its control, including, without limitation, acts of God, public enemies, war, insurrection, and acts or orders of governmental authorities, or by fire, flood, explosion, riots, or strikes; provided, however, that nothing herein contained shall require either party hereto to accede to demands of labor unions or to demands of its employees which it considers unreasonable.

         In the event USAir's operations at the AIRPORT should be restricted, substantially by acts or orders of governmental authorities, then either party shall have the right, upon written notice to the other, to a suspension of this Agreement and an abatement of a just proportion of the payments to become due hereunder, from the time of such notice until such restrictions shall have been remedied and normal operations restored.

ARTICLE XI - ASSIGNMENTS
------------------------

         This Agreement shall not be assigned or otherwise transferred (by operation of law or otherwise) by either party without the written consent of the other party and, in the event that it shall be assigned, whether by operation of law or otherwise without such written consent, this Agreement shall immediately cease, terminate and become null and void.

ARTICLE XII - NOTICES
---------------------

         Notices under this Agreement shall be effective when received by the party to whom they are addressed and may be sent by United States certified mail, postage prepaid, to USAir, Washington National Airport, Washington, D.C.
                          ----------------------------------------------------
20001; Attention: Peter D. Brennan, Vice President - Properties & Facilities or
-----------------
International Total Services, Inc., 2720 River Road, Des Plaines, Illinois 60018; Attention: John O'Neill, Vice President - Marketing.

ARTICLE XIII - ENTIRE AGREEMENT
-------------------------------

         This contract and its exhibits represent the entire Agreement between the parties hereto and shall be modified, altered, amended, or cancelled (except as provided for by Articles IX and X) only by mutual agreement evidenced by an instrument in writing executed by both parties or their respective successors in interest. This Agreement shall be construed and enforced under the laws of the State of Delaware.

ARTICLE XIV - ALL INCLUSIVE COVERAGE
------------------------------------

         USAir and CONTRACTOR recognize that services may be provided to USAir at a specific airport in conjunction with services that CONTRACTOR may provide to other airlines. Notwithstanding anything contained in any other agreement to the contrary, CONTRACTOR agrees that services provided for USAir, its employees, agents, passengers and invitees, shall be provided pursuant to the provisions of this Agreement.

ARTICLE XV - EQUALITY OF TREATMENT
----------------------------------

         CONTRACTOR represents and warrants to USAir that the prices (to the extent they relate to a particular Airport), terms, conditions and services offered by CONTRACTOR to USAir hereunder are no less favorable than those the CONTRACTOR offers to any other airline customer. In the event CONTRACTOR offers to any other airline customer more favorable prices (with regard to a particular airport) terms, conditions and services than those offered USAir, CONTRACTOR shall forthwith offer those prices, terms, conditions and services to USAir.

ARTICLE XVI - TITLES
--------------------

         Article titles contained herein are inserted only as a matter of convenience and for reference. Such titles in no way define, limit, or describe the scope or extent of any provision of this Agreement.

         IN WITNESS WHEREOF, USAir and CONTRACTOR have caused this instrument to be executed on the day and year first above written.

                                           U S Air, Inc.
WITNESS:

                                           By:
------------------------------                ------------------------------

                                           Title:
                                                 ---------------------------
                                           International Total Services,
                                           Inc.

WITNESS:

                                           By:
------------------------------                ------------------------------
                                              John W. O'Neill

                                           Title:  Vice President -
                                                 ---------------------------
                                                        Operations

                                    EXHIBIT A                            1/1/82

                               USAir/Security '76
                               ------------------

                         Passenger and Baggage Screening
                         -------------------------------

CONTRACTOR shall provide SERVICES specified in the foregoing agreement, subject to provisions of said agreement at the following locations:

                                                                                                   AIRLINE
    CITY                                                                   CONCOURSE              CHECKPOINT
    CODE              AIRPORT NAME               CITY/STATE               DESCRIPTION            ADMINISTRATOR
    ----              ------------               ----------               -----------            -------------

    DCA         Washington National           Washington, D.C.          USAir Concourse              USAir
    DEN         Stapleton International       Denver, Colorado          Concourse B                  United
    ORF         Norfolk International         Norfolk, VA               USAir Concourse              USAir

                                    EXHIBIT B                            1/1/82

                               USAir/Security '76
                               ------------------

               Passenger Screening and Airport Security Agreement
               --------------------------------------------------

                                                         Rates Per Hour
                  ----------------------------------------------------------------------------------------------
    City                             GUARD                             SUPERVISOR
    Code           Normal           Holiday          Overtime            Normal          Holiday        Overtime
    ----           ------           -------          --------            ------          -------        --------

    DCA           $5.09             $7.63            $7.63                -                 -               -
    DEN           $4.95             $7.43            $7.43                -                 -               -
    ORF           $5.04             $7.56            $7.56                -                 -               -




Overtime hours shall be defined as that coverage which is requested by USAir with less than 8 hours prior notice.
Holiday rates shall apply to the following dates:

                                   EXHIBIT D                            1/8/82

                               USAir/Security '76
                               ------------------

                    Checkpoint Security Supervisor Agreement
                    ----------------------------------------

       City                     CSS Cost
       Code                     Per Hour                           Overtime                        Holiday
       ----                     --------                           --------                        -------

        DCA                       $7.50                             $10.50                         $10.50






Overtime hours shall be defined as that coverage which is requested by USAir with less than 8 hours prior notice.
Holiday rates shall apply to the following dates:

                                    EXHIBIT C                           1/1/82

                               USAir/Security '76
                               ------------------

                    Checkpoint Security Supervisor Agreement
                    ----------------------------------------

CONTRACTOR shall provide SERVICES specified in the foregoing agreement, subject to provisions of said agreement at the following locations:

                                                                                                 AIRLINE
    CITY                                                                  CONCOURSE            CHECKPOINT          SSP AIRPORT
    CODE               AIRPORT NAME             CITY/STATE               DESCRIPTION          ADMINISTRATOR         CATEGORY
    ----               ------------             ----------               -----------          -------------         --------

    DCA        Washington National          Washington, D.C.          USAir Concourse          USAir                    I